This Prospectus Supplement filed pursuant to Rule 424(b)(3)

                                                     Registration No. 333-107977

                              PROSPECTUS SUPPLEMENT

         This is a Supplement, dated March 26, 2004, to the Prospectus (the "Prospectus") which forms a part of the Post-Effective Amendment No. 1 to the Form S-3 Registration Statement (No. 333-107977) filed on November 14, 2003 (the "Registration Statement") on behalf of Celgene Corporation (the "Company").

         The Company originally issued the notes to which this Prospectus Supplement relates in a private placement in June 2003. The notes were sold by the initial purchaser of the notes in a transaction exempt from the registration requirements of the Securities Act to persons reasonably believed by the initial purchaser to be qualified institutional buyers as defined by Rule 144A under the Securities Act.

         The following table sets forth as of the date of this Supplement information with respect to the selling securityholders and the principal amount of notes beneficially owned by each selling securityholder that may be offered pursuant to the Prospectus. The information contained in this Supplement is based on information provided to the Company by or on behalf of the selling securityholders. The selling securityholders may offer all, some or none of the notes or the common stock into which the notes are convertible. Because the selling securityholders may offer all or some portion of the notes or the common stock, the Company cannot estimate the amount of the notes or the common stock that will be held by the selling securityholders upon termination of any of these sales. In addition, the selling securityholders identified below may have sold, transferred or otherwise disposed of all or a portion of their notes, or acquired additional notes, since the date on which the Company was provided with the information regarding their notes (as described above) in transactions exempt from the registration requirements of the Securities Act. Accordingly, the information provided here for any particular securityholder may understate or overstate, as the case may be, such securityholder's current ownership. The aggregate principal amount of notes outstanding as of the date of this Supplement is $400,000,000, which is the aggregate principal amount of notes registered pursuant to the Registration Statement of which this Prospectus is a part. The percentage of notes outstanding beneficially owned by each selling securityholder is based on $400,000,000 aggregate principal amount of notes outstanding.

         The number of shares of common stock issuable upon conversion of the notes shown in the table below assumes conversion of the full amount of notes held by each selling securityholder at an initial conversion rate of 20.6398 shares per $1,000 principal amount of notes and a cash payment in lieu of any fractional shares. No selling securityholder named in the table below beneficially owns one percent or more of our common stock, based on 81,476,216 shares of common stock outstanding on March 1, 2004.

                                            Principal Amount
                                                of Notes                                                 Common Stock
                                              Beneficially       Percentage of      Common Stock          Owned After
                                                Owned and            Notes           Owned Prior         Completion of
                  Name                     Offered Hereby (1)     Outstanding    to the Offering (2)     the Offering
                                           ------------------    --------------  -------------------  -----------------
1976 Distribution Trust FBO A.R.
 Lauder/Zinterhofer                                    $7,000         *                         144          --
2000 Revocable Trust FBO A.R.
 Lauder/Zinterhofer                                    $7,000         *                         144          --
Advent Convertible Master(Cayman) L.P.             $6,995,000       1.7%                    144,375          --
AIG DKR SoundShore Strategic Holding Fund Ltd.     $3,000,000         *                      61,919          --
AIG/National Union Fire Insurance                    $145,000         *                       2,992          --
Akanthos Arbitrage Master Fund LP                  $7,500,000       1.9%                    154,798          --
Akela Capital Master Fund, Ltd.                    $8,500,000       2.1%                    175,438          --
Alcon Laboratories                                   $371,000         *                       7,657          --
Alexander Global Master Fund Ltd.                 $12,000,000       3.0%                    247,678          --
Alexian Brothers Medical Center                      $165,000         *                       3,405          --
Allentown City Police Pension Plan                        $31         *                           1          --
Allstate Insurance Company                         $1,000,000         *                      20,639          --
Aloha Airlines Non-Pilots Pension Trust              $100,000         *                       2,063          --
Aloha Pilots Retirement Trust                         $50,000         *                       1,031          --
Alpha US Sub Fund 4 LLC                              $278,000         *                       5,737          --
AQR Capital Management, LLC                          $500,000         *                      10,319          --
Arapahoe County Colorado                              $46,000         *                         949          --
Arbco Associates, L.P.                               $450,000         *                       9,287          --
Arbitrex Master Fund, L.P.                         $5,000,000       1.3%                    103,199          --
Arkansas PERS                                        $325,000         *                       6,707          --
Arkansas Teachers Retirement                       $3,905,000       1.0%                     80,598          --
Arlington County Employees Retirement System         $644,000         *                      13,292          --
Asante Health Systems                                 $96,000         *                       1,981          --
Associated Electric & Gas Insurance Services, Ltd.   $500,000         *                      10,319          --
Attorney's Title Insurance Fund                       $70,000         *                       1,444          --
Aviator Fund Management, L.P. (3)                  $4,500,000       1.1%                     92,879          --
Baptist Health of South Florida                      $540,000         *                      11,145          --
Barclays Global Investors Equity Hedge Fund I         $15,000         *                         309          --
BNP Paribas Arbitrage                              $7,500,000       1.9%                    154,798          --
Boilermakers Blacksmith Pension Trust              $1,265,000         *                      26,109          --

                                            Principal Amount
                                                of Notes                                                 Common Stock
                                              Beneficially       Percentage of      Common Stock         Owned After
                                                Owned and            Notes          Owned Prior         Completion of
                  Name                     Offered Hereby (1)     Outstanding    to the Offering (2)     the Offering
                                           ------------------    --------------  -------------------  -----------------
BP Amoco Corporation Master Trust for
 Employee Pension Plans                            $8,330,000       2.1%                    171,929          --
BP Amoco PLC Master Trust                            $697,000         *                      14,385          --
British Virgin Islands Social Security Board          $84,000         *                       1,733          --
C&H Sugar Company Inc.                               $125,000         *                       2,579          --
Calamos(R)Market Neutral Fund--Calamos(R)
 Investment Trust                                  $7,600,000       1.9%                    156,862          --
Canyon Capital Arbitrage Master Fund, Ltd.         $3,000,000         *                      61,919          --
Canyon Value Realization Fund, L.P.                $1,500,000         *                      30,959          --
Canyon Value Realization Fund (Cayman), Ltd.       $4,100,000       1.0%                     84,623          --
Canyon Value Realization MAC 18, Ltd. (RMF)          $600,000         *                      12,383          --
Castle Convertible Fund, Inc.                        $250,000         *                       5,159          --
Celebrity IAM Ltd.                                $10,200,000       2.6%                    210,526          --
Century Park Trust                                 $2,500,000         *                      51,599          --
Chrysler Corporation Master Retirement Trust         $845,000         *                      17,440          --
Citadel Equity Fund Ltd.                           $6,125,000       1.5%                    126,418          --
Citadel Jackson Investment Fund Ltd.                 $875,000         *                      18,059          --
City and County of San Francisco Retirement
 System                                            $1,422,000         *                      29,349          --
City of New Orleans                                  $195,000         *                       4,024          --
City University of New York                          $145,000         *                       2,992          --
Clinton Multistrategy Master Fund, Ltd.           $18,775,000       4.7%                    387,512          --
Clinton Riverside Convertible Portfolio Limited   $18,855,000       4.7%                    389,164          --
Consulting Group Capital Markets Funds               $900,000         *                      18,575          --
Context Convertible Arbitrage Fund, L.P.           $1,415,000         *                      29,205          --
Context Convertible Arbitrage Offshore, Ltd.       $2,335,000         *                      48,194          --
Continental Casualty Company                       $2,085,000         *                      43,034          --
Convertible Securities Fund                           $30,000         *                         619          --
Credit Suisse First Boston LLC                    $18,850,000       4.7%                    389,060          --

                                            Principal Amount
                                                of Notes                                                 Common Stock
                                              Beneficially       Percentage of     Common Stock           Owned After
                                                Owned and            Notes          Owned Prior         Completion of
                  Name                     Offered Hereby (1)     Outstanding    to the Offering (2)     the Offering
                                           ------------------    --------------  -------------------  -----------------
DBAG London                                       $17,800,000       4.5%                    367,389          --
DeepRock & Co.                                     $1,000,000         *                      20,639          --
Delaware PERS                                        $465,000         *                       9,597          --
Delaware Public Employees Retirement
 System                                           $1,492,000         *                      30,794          --
Delta Airlines Master Trust                          $575,000         *                      11,867          --
Delta AirLines Master Trust--CV                      $490,000         *                      10,113          --
Delta Pilots Disability & Survivorship Trust--CV     $240,000         *                       4,953          --
Descartes Offshore Ltd.                            $6,500,000       1.6%                    134,158          --
Descartes Partners L.P.                            $4,800,000       1.2%                     99,071          --
Deutsche Bank Securities                           $7,500,000       1.9%                    154,798          --
DKR SoundShore Opportunity Holding Fund Ltd.       $1,500,000         *                      30,959          --
DKR Saturn Event Driven Holding Fund Ltd. (3)      $2,500,000         *                      51,599          --
DKR Saturn Holding Fund Ltd. (3)                   $2,500,000         *                      51,599          --
Drury University                                      $20,000         *                         412          --
Duke Endowment                                       $275,000         *                       5,675          --
Engineers Joint Pension Fund                         $360,000         *                       7,430          --
Excelsior Master Fund L.P.                         $1,500,000         *                      30,959          --
FA Convertible Arbitrage Ltd.                         $85,000         *                       1,754          --
Farbitrage Partners                                  $600,000         *                      12,383          --
Fidelity Financial Trust: Fidelity
 Convertible Securities Fund                       $2,000,000         *                      41,279          --
Fidelity Puritan Trust: Fidelity Balanced Trust    $3,700,000         *                      76,367          --
Fore Convertible Masterfund Ltd.                   $2,000,000         *                      41,279          --
Froley Revy Investment Convertible Security Fund      $50,000         *                       1,031          --
FrontPoint Convertible Arbitrage Fund, L.P.        $2,000,000         *                      41,279          --
General Motors Welfare Benefit Trust               $2,000,000         *                      41,279          --
Goldman Sachs & Company                            $5,022,000       1.3%                    103,653          --
Grace Convertible Arbitrage Fund, Ltd.             $5,500,000       1.4%                    113,519          --
Grady Hospital Foundation                             $82,000         *                       1,692          --
Hawaiian Airlines Employees Pension Plan--IAM         $30,000         *                         619          --
Hawaiian Airlines Pension Plan for
 Salaried Employees                                    $5,000         *                         103          --

                                            Principal Amount
                                                of Notes                                                 Common Stock
                                              Beneficially       Percentage of      Common Stock          Owned After
                                                Owned and            Notes          Owned Prior         Completion of
                  Name                     Offered Hereby (1)     Outstanding    to the Offering (2)     the Offering
                                           ------------------    --------------  -------------------  -----------------
Hawaiian Airlines Pilots Retirement Plan              $85,000         *                       1,754          --
HFR Arbitrage Fund                                   $417,000         *                       8,606          --
HFR CA Select Fund                                 $1,600,000         *                      33,023          --
HFR Global Master Trust                              $226,000         *                       4,664          --
Hillbloom Foundation                                  $40,000         *                         825          --
Hotel Union & Hotel Industry of Hawaii
 Pension Plan                                        $263,000         *                       5,428          --
Hourglass Master Fund, Ltd.                       $10,350,000       2.6%                    213,622          --
HRF RV Performance Master Trust                      $100,000         *                       2,063          --
ICI American Holdings Trust                          $105,000         *                       2,167          --
Independence Blue Cross                              $329,000 (4)     *                       6,790          --
Innovest Finanzdienstle                            $1,000,000         *                      20,639          --
Institutional Benchmarks Master Fund
 Ltd. (f/k/a Zurich Institutional
 Benchmarks Master Fund Ltd.)                      $1,555,000         *                      32,094          --
J.P. Morgan Securities Inc.                       $18,500,000       4.6%                    381,836          --
Jefferies & Company Inc.                               $6,000         *                         123          --
John Deere Pension Trust                           $1,000,000         *                      20,639          --
Kayne Anderson Capital Income Partners, L.P.       $1,300,000         *                      26,831          --
Kayne Anderson Income Partners, LP                    $50,000         *                       1,031          --
KBC Financial Products (Cayman Islands)
 Limited                                          $15,000,000       3.8%                    309,597          --
KBC Financial Products USA Inc.                    $4,500,000       1.1%                     92,879          --
Laurel Ridge Capital, LP                           $5,000,000       1.3%                    103,199          --
LDG Limited                                          $128,000         *                       2,641          --
Lexington Vantage Fund                                $32,000         *                         660          --
Lyxor                                                $750,000         *                      15,479          --
Man Convertible Bond Master Fund, Inc.             $6,827,000       1.7%                    140,908          --
McMahan Securities Co. L.P.                        $1,120,000         *                      23,116          --
Meadow IAM Limited                                 $1,120,000         *                      23,116          --
Merril Lynch Insurance Group                         $307,000         *                       6,336          --
Microsoft Corp.                                      $670,000         *                      13,828          --
Morgan Stanley & Co. Incorporated                  $7,807,000       2.0%                    161,135          --
Motion Picture Industry Health Plan--Active
 Member Fund                                         $100,000         *                       2,063          --



                                            Principal Amount
                                                of Notes                                                 Common Stock
                                              Beneficially       Percentage of      Common Stock          Owned After
                                                Owned and            Notes          Owned Prior          Completion of
                  Name                     Offered Hereby (1)     Outstanding    to the Offering (2)     the Offering
                                           ------------------    --------------  -------------------  -----------------
Motion Picture Industry Health Plan--Retiree
 Member Fund                                          $50,000         *                       1,031          --
Municipal Employees                                  $247,000         *                       5,098          --
National Bank of Canada                            $1,250,000         *                      25,799          --
Nations Convertible Securities Fund                $3,970,000       1.0%                     81,940          --
New Orleans Firefighters Pension/Relief Fund         $113,000         *                       2,332          --
Nicholas Applegate Capital Management
 Convertible Mutual Fund                             $655,000         *                      13,519          --
Nomura Securities Intl Inc.                        $5,000,000       1.3%                    103,199          --
Nuveen Preferred & Convertible Income Fund         $2,065,000         *                      42,621          --
Occidental Petroleum Corporation                     $261,000         *                       5,386          --
OCM Convertible Trust                                $600,000         *                      12,383          --
Ohio Bureau of Workers Compensation                   $93,000         *                       1,919          --
Oppenheimer Convertible Securities Fund            $2,500,000         *                      51,599          --
Partner Reinsurance Company Ltd.                     $290,000         *                       5,985          --
Peoples Benefit Life Insurance Company
 TEAMSTERS                                         $4,000,000       1.0%                     82,559          --
Pioneer High Yield Fund                           $13,500,000       3.4%                    278,637          --
Pioneer U.S. High Yield Corp. Bond Sub Fund        $1,500,000         *                      30,959          --
Policemen and Firemen Retirement System of the
 City of Detroit                                     $352,000         *                       7,265          --
Privilege Portfolio Sicay                          $4,000,000       1.0%                     82,559          --
Pro-Mutual                                           $842,000         *                      17,378          --
Prudential Insurance Company of America               $30,000         *                         619          --
PSAM Allegro Partners LP                             $272,000         *                       5,614          --
PSAM GPS Fund Ltd.                                   $134,000         *                       2,765          --
PSAM Panorama Fund Ltd.                            $1,025,000         *                      21,155          --
PSAM World Arb Fund Ltd.                             $173,000         *                       3,570          --
Putnam Convertible Income-Growth Trust             $7,900,000       2.0%                    163,054          --
Quest Global Convertible Master Fund Ltd.            $500,000         *                      10,319          --
Qwest Occupational Health Trust                      $115,000         *                       2,373          --



                                            Principal Amount
                                                of Notes                                                 Common Stock
                                              Beneficially       Percentage of       Common Stock         Owned After
                                                Owned and            Notes           Owned Prior         Completion of
                  Name                     Offered Hereby (1)     Outstanding    to the Offering (2)     the Offering
                                           ------------------    --------------  -------------------  -----------------
Ram Trading Ltd.                                   $4,000,000       1.0%                     82,559          --
Relay 3 Asset Holding Co. Limited                     $16,000         *                         330          --
Retail Clerks Pension Trust #2                     $1,000,000         *                      20,639          --
Sagamore Hill Hob Fund Ltd.                        $5,000,000       1.3%                    103,199          --
Salomon Brothers Asset Management, Inc.            $5,500,000       1.4%                    113,519          --
San Diego City Retirement                            $785,000         *                      16,202          --
San Diego County Convertibles                      $1,660,000         *                      34,262          --
San Diego County Employee Retirement Association   $2,000,000         *                      41,279          --
Scorpion Offshore Investment Fund, Ltd.               $90,000         *                       1,857          --
Southern Farm Bureau Life Insurance                  $745,000         *                      15,376          --
SP Holdings Ltd.                                      $49,000         *                       1,011          --
Spartan Partners LP                                  $351,000         *                       7,244          --
Sphinx Convertible Arb Fund SPC                      $389,000         *                       8,028          --
Sphinx Fund                                           $78,000         *                       1,609          --
SSI Blended Market Neutral L.P.                      $505,000         *                      10,423          --
SSI Hedged Convertible Market Neutral L.P.           $561,000         *                      11,578          --
St. Albans Partners Ltd.                           $3,000,000         *                      61,919          --
St. Thomas Trading, Inc.                          $10,483,000       2.6%                    216,367          --
Standard Global Equity Partners II, L.P.             $15,000         *                         309          --
Standard Global Equity Partners SA, L.P.             $148,000         *                       3,054          --
Standard Global Equity Partners, L.P.                $386,000         *                       7,966          --
Standard Pacific Capital Offshore Fund, Ltd.       $1,218,000         *                      25,139          --
Standard Pacific MAC 16, Ltd.                         $63,000         *                       1,300          --
State Employees' Retirement Fund of the State
 of Delaware                                         $550,000         *                      11,351          --
State of Maryland Agency                               $3,050         *                          62          --
State of Maryland Retirement Agency                $3,497,000 (4)     *                      72,177          --
State of Oregon/Equity                             $1,475,000         *                      30,443          --
State of Oregon/SAIF Corporation                   $2,925,000         *                      60,371          --
Syngenta AG                                           $80,000         *                       1,651          --
Tag Associates                                        $60,000         *                       1,238          --
TD Securities (USA) Inc.                           $2,000,000         *                      41,279          --



                                            Principal Amount
                                                of Notes                                                 Common Stock
                                              Beneficially       Percentage of      Common Stock          Owned After
                                                Owned and            Notes           Owned Prior         Completion of
                  Name                     Offered Hereby (1)     Outstanding    to the Offering (2)     the Offering
                                           ------------------    --------------  -------------------  -----------------
Tewksbury Investment Fund Ltd.                       $200,000         *                       4,127          --
The Grable Foundation                                 $79,000         *                       1,630          --
TQA Master Fund, Ltd.                              $1,254,000         *                      25,882          --
TQA Master Plus Fund, Ltd.                         $1,907,000         *                      39,360          --
Trustmark Insurance                                  $226,000         *                       4,664          --
UBS O'Connor LLC f/b/o O'Connor Global
 Convertible Arbitrage Master Ltd.                 $7,000,000       1.8%                    144,478          --
US Bancorp Piper Jaffray                           $4,000,000       1.0%                     82,559          --
US Bank FBO Benedictine Health Systems               $155,000         *                       3,199          --
Value Line Convertible Fund Inc.                     $200,000         *                       4,127          --
Vanguard Convertible Securities Fund, Inc.         $4,850,000       1.2%                    100,103          --
Viacom Inc. Pension Plan Master Trust                 $24,000         *                         495          --
Wachovia Bank National Association                $45,860,000      11.5%                   946,542          --
Wachovia Capital Markets LLC                       $6,000,000 (4)   1.5%                    123,839          --
Wachovia Securities, International Ltd.            $8,000,000       2.0%                    165,118          --
Wake Forest University                               $440,000         *                       9,081          --
Waterstone Market Neutral Fund, LP                   $830,000         *                      17,131          --
Waterstone Market Neutral Offshore Fund, Ltd.      $4,170,000       1.0%                     86,068          --
Westbay International Corp.                          $205,000         *                       4,231          --
Wolverine Asset Management, LLC                    $4,775,000       1.2%                     98,555          --
WPG Convertible Arbitrage Overseas Master Fund (3) $1,200,000         *                      24,767          --
Wyoming State Treasurer                              $850,000         *                      17,543          --
Xavex Risk Arbitrage 5 Fund                          $114,000         *                       2,352          --
Xavex-Convertible Arbitrage 7 Fund                   $308,000         *                       6,357          --
Yield Strategies Fund I, L.P.                      $1,000,000         *                      20,639          --
Yield Strategies Fund II, L.P.                     $1,000,000         *                      20,639          --
Zazove Convertible Arbitrage Fund, L.P.            $5,550,000       1.4%                    114,551          --
Zazove Hedged Convertible Fund, L.P.               $4,600,000       1.2%                     94,943          --
Zazove Income Fund, L.P.                           $2,000,000         *                      41,279          --
ZCM Asset Holding Company, LLC                     $1,150,000         *                      23,735          --
Zeneca Holdings Trust                                $115,000         *                       2,373          --

--------------------------------
*    Represents less than 1%

(1) Selling securityholders may have sold, transferred or otherwise disposed of all or a portion of their notes, or acquired additional notes, since the date on which the Company was provided with the information regarding their notes (as described above) in transactions exempt from the registration requirements of the Securities Act. Accordingly, the information provided here for any particular securityholder may understate or overstate, as the case may be, such securityholder's current ownership. The aggregate principal amount of notes outstanding as of the date of this Supplement is $400,000,000, which is the aggregate principal amount of notes registered pursuant to the Registration Statement of which this Prospectus is a part.

(2)  Includes shares of common stock issuable upon conversion of the notes.

(3)  New selling securityholder.

(4)  Represents an updated principal amount.

None of the selling securityholders or any of their affiliates, officers, directors or principal equity holders has held any position or office or has had any material relationship with the Company within the past three years.

The initial purchaser purchased all of the notes from the Company in a private transaction in June 2003. All of the notes were "restricted securities" under the Securities Act prior to this registration. The selling securityholders have represented to the Company that they purchased the notes for their own account for investment only and not with a view toward selling or distributing them, except pursuant to sales registered under the Securities Act or exempt from such registration.

Information concerning the securityholders may change from time to time and any changed information will be set forth in supplements to the Prospectus if and when necessary. In addition, the number of shares of common stock issuable upon conversion of the notes is subject to adjustment under certain circumstances. Accordingly, the number of shares of common stock into which the notes are convertible may increase or decrease.